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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Benchmark Electronics, Inc.:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

(signed) KPMG LLP



Houston, Texas
March 15, 2002